Exhibit 99.1

CASE NAME: Mirant Mid-Atlantic, LLC	Monthly Operating Report

CASE NUMBER: 03-46593-DML	ACCRUAL BASIS

JUDGE: D. Michael Lynn

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

6TH DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: November 30, 2005

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Dan Streek	Vice President
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Dan Streek	January 11, 2006
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Gene Stroshane	Controller - Mid-Atlantic
ORIGINAL SIGNATURE OF PREPARER	TITLE

Gene Stroshane	January 11, 2006
PRINTED NAME OF PREPARER	DATE

CASE NAME: Mirant Mid-Atlantic, LLC	Monthly Operating Report

CASE NUMBER: 03-46593-DML	ACCRUAL BASIS-1

CONSOLIDATED BALANCE SHEET(1)

		SCHEDULE	MONTH	MONTH
		AMOUNT	October 2005	November 2005
ASSETS
1.	CASH AND CASH EQUIVALENTS		$191,078,954	$262,103,965
2.	ACCOUNTS RECEIVABLE (NET)		$274,293,788	$190,820,483
3.	ASSETS FROM RISK MGMT ACTIVITIES		$—	$—
4.	DERIVATIVE HEDGING INSTRUMENTS, S/T		$—	$—
5.	INVENTORIES		$112,675,863	$114,076,825
6.	OTHER		$165,899,244	$171,801,956
7.	TOTAL CURRENT ASSETS		$743,947,849	$738,803,229
8.	PROPERTY, PLANT & EQUIPMENT		$1,160,503,702	$1,171,998,189
9.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$191,354,400	$193,824,009
10.	LEASEHOLD INTERESTS (NET)		$—	$—
11.	CONSTRUCTION WORK IN PROGRESS		$67,286,459	$58,125,250
12.	INVESTMENT IN SUSPENDED CONSTRUCTION		$—	$—
13.	TOTAL NET PROPERTY, PLANT & EQUIPMENT		$1,036,435,761	$1,036,299,430
14.	INVESTMENTS		$—	$—
15.	L/T ACCOUNTS RECEIVABLE (NET)		$728,497	$728,497
16.	NOTES RECEIVABLE (NET)		$223,275,000	$223,275,000
17.	ASSETS FROM RISK MGMT ACTIVITIES		$11,163,212	$7,034,729
18.	GOODWILL (NET)		$799,113,000	$799,113,000
19.	OTHER INTANGIBLES (NET)		$162,189,306	$161,715,497
20.	DERIVATIVE HEDGING INSTRUMENTS, L/T		$—	$—
21.	RESTRICTED CASH, NONCURRENT		$—	$—
22.	OTHER LONG-TERM ASSETS		$—	$—
23.	MISCELLANEOUS DEFERRED CHARGES		$181,925,209	$174,302,824
24.	TOTAL NONCURRENT ASSETS		$1,378,394,224	$1,366,169,547
25.	TOTAL ASSETS		$3,158,777,834	$3,141,272,206
POSTPETITION LIABILITIES
26.	DEBT		$—	$—
27.	ACCOUNTS PAYABLE(3)		$52,054,266	$38,168,045
28.	LIABILITIES FROM RISK MGMT ACTIVITIES(4)		$273,616,615	$271,885,157
29.	OBLIGATIONS UNDER ENERGY DELIVERY COMMITMENTS		$—	$—
30.	DERIVATIVE HEDGING INSTRUMENTS		$—	$—
31.	OTHER		$9,054,058	$5,150,274
32.	MISCELLANEOUS DEFERRED CREDITS		$—	$—
33.	TOTAL POSTPETITION LIABILITIES		$334,724,939	$315,203,476
PREPETITION LIABILITIES
34.	TOTAL PREPETITION LIABILITIES(2)		$127,499,436	$127,482,406
35.	TOTAL LIABILITIES		$462,224,375	$442,685,882
EQUITY
36.	MINORITY INTEREST IN SUBSIDIARIES		$—	$—
37.	MANDATORILY REDEEMABLE SECURITIES		$—	$—
38.	COMMON STOCK		$—	$—
39.	ADDITIONAL PAID-IN CAPITAL		$3,209,986,509	$3,209,986,507
40.	RETAINED EARNINGS		$(513,433,050)	$(511,400,183)
41.	TREASURY STOCK, AT COST		$—	$—
42.	ACCUMULATED OTHER COMPREHENSIVE INCOME		$—	$—
43.	TOTAL EQUITY		$2,696,553,459	$2,698,586,324
44.	TOTAL LIABILITIES & OWNERS’ EQUITY		$3,158,777,834	$3,141,272,206

(1)	Includes all subsidiaries of the Debtor
(2)	This balance includes the following intercompany amounts
	Mirant Corporation	61,286,920
	Mirant Americas Energy Marketing, LP	10,910,502
	Mirant Americas Inc.	355,845
	Mirant Peaker	15,080,924
	Mirant Potomac River	14,006,623
	Mirant Services	8,426,822
(3)	This balance includes the following intercompany amounts
	Mirant Peaker	182,890
	Mirant Potomac River	331,400
	Mirant Canal	280,000
	Mirant Zeeland	3,456
	Mirant Sugar Creek	2,441
	Mirant Americas Energy Marketing, LP	1,334,437
	Mirant Services	21,462,038
	Mirant Americas Generation	4,488,005
(4)	This balance includes the following intercompany amounts
	Mirant Americas Energy Marketing, LP	271,885,157

CASE NAME: Mirant Mid-Atlantic, LLC

CASE NUMBER: 03-46593-DML

CONSOLIDATED INCOME STATEMENT(1)

		MONTH October 2005	MONTH November 2005	QUARTER TOTAL
REVENUES(2)
1.	GENERATION	$141,629,103	$73,019,635	$214,648,738
2.	NET TRADING REVENUE	$—	$—	$—
3.	DISTRIBUTION	$—	$—	$—
4.	OTHER	$11,201	$7,957	$19,158
5.	NET REVENUE	$141,640,304	$73,027,592	$214,667,896
OPERATING EXPENSES
6.	ENERGY COST	$54,885,010	$43,535,974	$98,420,984
7.	OPERATIONS & MAINTENANCE	$25,200,926	$23,391,819	$48,592,745
8.	DEPRECIATION & AMORTIZATION	$4,010,722	$4,062,345	$8,073,067
9.	GAIN ON SALE OF PROPERTY & INVESTMENTS	$—	$—	$—
13.	IMPAIRMENT LOSS	$—	$—	$—
14.	RESTRUCTURING COSTS	$73,398	$76,233	$149,631
				$—
15.	TOTAL OPERATING EXPENSES	$84,170,056	$71,066,371	$155,236,427
16.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$57,470,248	$1,961,221	$59,431,469
OTHER INCOME & EXPENSES
17.	INTEREST INCOME	$—	$—	$—
18.	INTEREST EXPENSE	$(1,514,435)	$(1,509,032)	$(3,023,467)
19.	EQUITY IN INCOME OF AFFILIATES	$—	$—	$—
20.	OTHER	$12,000	$121,838	$133,838
21.	REORGANIZATION ITEMS	$2,594,784	$1,458,840	$4,053,624
22.	MINORITY INTEREST	$—	$—	$—

23.	NET INCOME FROM DISCONTINUED OPERATIONS	$—	$—	$—
24.	TOTAL OTHER INCOME/(EXPENSE)	$1,092,349	$71,646	$1,163,995
25.
26.
27.	PROVISION FOR INCOME TAX	$—	$—	$—
28.	NET PROFIT (LOSS)	$58,562,597	$2,032,867	$60,595,464

(1)	Includes all subsidiaries of the Debtor
(2)	Gross margin is calculated as Net Revenue less Energy Cost. Gross Margin detail is as follows:

	October 2005	November 2005
Unrealized gains (losses)	61,708,967	(2,397,025)
Realized gross margin	25,046,327	31,888,643
Total Gross Margin	$86,755,294	$29,491,618

CASE NAME: Mirant Mid-Atlantic, LLC	Monthly Operating Report

CASE NUMBER: 03-46593-DML	ACCRUAL BASIS-3

UNCONSOLIDATED

CASH RECEIPTS AND DISBURSEMENTS		MONTH October 2005	MONTH November 2005	MONTH December 2005	QUARTER TOTAL
1.	CASH - BEGINNING OF MONTH	$93,387,804	$191,594,242		$93,387,804
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION	$77,846	$101,005		$178,851
5.	TOTAL OPERATING RECEIPTS	$77,846	$101,005		$178,851
	NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$100,976,729	$73,719,027		$174,695,756
7.	INTEREST	$487,552	$718,529		$1,206,081
8.	OTHER (ATTACH LIST)	$7,409	$31,671		$39,080
9.	TOTAL NON-OPERATING RECEIPTS	$101,471,690	$74,469,227		$175,940,917
10.	TOTAL RECEIPTS	$101,549,536	$74,570,232		$176,119,768
11.	TOTAL CASH AVAILABLE	$194,937,340	$266,164,474		$269,507,572
OPERATING DISBURSEMENTS
12.	COLLATERAL DEPOSITS
13.	CONSTRUCTION WIP
14.	DEBT EXPENSE
15.	EMPLOYEE RELATED
16.	INSURANCE
17.	OPERATING AND MAINTENANCE	$3,343,098	$3,223,300		$6,566,398
18.	OUTSIDE SERVICES EMPLOYED
19.	STEAM POWER EXPENSES
20.	TAXES
21.	TRADING EXPENSE
22.	LEASE RENT PAYMENT
23.	LEASE PREPAID
24.
25.
26.	TOTAL OPERATING DISBURSEMENTS	$3,343,098	$3,223,300		$6,566,398
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES
31.	TOTAL DISBURSEMENTS	$3,343,098	$3,223,300		$6,566,398
32.	NET CASH FLOW	$98,206,438	$71,346,932		$169,553,370
33.	CASH - END OF MONTH	$191,594,242	$262,941,174		$262,941,174

6.	Loans and advances
	MAEM payments (to) / from	$122,962,027	$115,746,276
	Payments (to) / from other Mirant affiliates	$1,058
	Payment (to) Mirant Services	$(5,887,028)	$(22,607,053)
	Payment (to) MAGI
	Payment (to) / from Mid-Atlantic Interco.	$(38,417,358)	$(28,328,781)
	Interest Receivable from I/C
	Cash sweeps:
	Mirant Chalk Point LLC	$22,227,200	$9,342,170
	Mirant DC O&M LLC
	Mirant Piney Point LLC	$213,406	$(352,629)
	Mirant MD Ash Management LLC	$(122,576)	$(80,956)

	Total to Line 6	$100,976,729	$73,719,027

8.	Other
	Refunds and misc receipts	$7,188	$28,381
	Adjustments and writeoffs
	Voided Checks (from previous period)	$221	$3,290

	Total to Line 8	$7,409	$31,671

Monthly Operating Report

CASE NAME:	Mirant Mid-Atlantic, LLC.	ACCRUAL BASIS-4

CASE NUMBER:	03-46593-DML

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING - Third Party		AMOUNT	October 2005	November 2005	December 2005
1.	0-30		8,453	405,874
2.	31-60
3.	61-90
4.	91+		2,800,834	2,636,235
5.	TOTAL ACCOUNTS RECEIVABLE		2,809,287	3,042,109
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		1,206,000	1,222,880
7.	ACCOUNTS RECEIVABLE (NET)		1,603,287	1,819,229

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING - Affiliate		AMOUNT	October 2005	November 2005	December 2005
1.	0-30		14,956,514	33,436,319
2.	31-60
3.	61-90
4.	91+		38,331,084	38,330,909
5.	TOTAL ACCOUNTS RECEIVABLE		53,287,598	71,767,228	—
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)		53,287,598	71,767,228	—

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	November 2005

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE

6.	ACCOUNTS PAYABLE					49,863,872

See Monthly Operating Report for Mirant Services, LLC

STATUS OF POSTPETITION TAXES			MONTH:	November 2005

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	0R ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)
15.	TOTAL STATE & LOCAL
16.	TOTAL TAXES

See Monthly Operating Report for Mirant Services, LLC

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: Mirant Mid-Atlantic, LLC	ACCRUAL BASIS-5

CASE NUMBER: 03-46593-DML	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH:	November 2005

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Bank of America, N.A.	Bank of America, N.A.
B.	ACCOUNT NUMBER:	375-173-8754	329-900-0275

		Customer Connection Analyzed Checking	Controlled Disbursement Checking
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT	$798,120	$620,516	$1,418,636
2.	ADD: TOTAL DEPOSITS NOT CREDITED			$—
3.	SUBTRACT: OUTSTANDING CHECKS		$(1,241,282)	$(1,241,282)
4.	OTHER RECONCILING ITEMS		$1,768	$1,768
5.	MONTH END BALANCE PER BOOKS			$179,122
6.	NUMBER OF LAST CHECK WRITTEN		# 7004538

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	Federated - Account 4551620				$232,676,110
8.	Nations Funds - Account 5007837957				$30,081,842
9.
10.
11.	TOTAL INVESTMENTS			$—	$262,757,952

CASH

12.	CURRENCY ON HAND	$4,100

13.	TOTAL CASH - END OF MONTH	$262,941,174

CASE NAME: Mirant Mid-Atlantic, LLC	Monthly Operating Report
ACCRUAL BASIS-6
CASE NUMBER: 03-46593-DML	MONTH: November 2005

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION  101 (31) (A)-(F)  OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

There were no payments made by this Debtor to insiders.

PROFESSIONALS

	DATE OF				TOTAL
	COURT	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	ORDER	APPROVED	PAID	TO DATE	& UNPAID *
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS	$0	$0	$0	$0

See Monthly Operating Report for Mirant Services, LLC

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND

ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

See Monthly Operating Report for Mirant Services, LLC

CASE NAME:	Mirant Mid-Atlantic, LLC	Monthly Operating Report
ACCRUAL BASIS-7
CASE NUMBER:	03-46593-DML	MONTH: November 2005

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) PAST DUE FROM RELATED PARTIES?	X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

3	Postpetition receivables from affiliates not exceeding $11k were past due at November 30, 2005
5	As a result of cash sweep arrangements with subsidiaries

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See Monthly Operating Report for Mirant Services, LLC for insurance information.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY